Exhibit 10.2

Execution Version

THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT

OF

SUPERIOR ENERGY SERVICES, INC.

THIS THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of July 14, 2021 (this “Amendment”), to that certain Stockholders Agreement, dated as of February 2, 2021 (as amended by the First Amendment and Second Amendment thereto, the “Stockholders Agreement”), by and among Superior Energy Services, Inc., a Delaware corporation (the “Company”), and the Stockholders (as defined therein), is made by and among the Company and the Stockholders party hereto but binding and effective against all Stockholders in accordance with the terms of the Stockholders Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

RECITALS

WHEREAS, the Company and the Stockholders desire to amend the Stockholders Agreement;

WHEREAS, pursuant to Section 6.06 of the Stockholders Agreement, no amendment or modification of the Stockholders Agreement is valid unless executed in writing by the Company and the Stockholders (together with their Related Persons) holding at least a majority of the Aggregate Common Stock;

WHEREAS, the undersigned Stockholders constitute Stockholders (together with their Related Persons) holding at least a majority of the Aggregate Common Stock; and

WHEREAS, this Amendment does not adversely affect any Stockholder in a manner disproportionate to the manner in which it affects other Stockholders.

NOW, THEREFORE, the Stockholders Agreement is amended as hereinafter set forth:

1.	AMENDMENT TO STOCKHOLDERS AGREEMENT.

Section 5.01 shall be amended by deleting subsection (c) which states as follows:

(c)    Notwithstanding anything to the contrary in Section 5.1(a), the unaudited consolidated quarterly financial statements for the quarter ended March 31, 2021 (“Q1 10-Q”) shall be provided by the Company to each Stockholder no later than July 15, 2021, and the Company will hold a quarterly “earnings call” with all stockholders of the Corporation as promptly as reasonably practicable after the distribution of the Q1 10-Q.

Section 5.01 shall be further amended by the inclusion of a new subsection (c) which states as follows:

Notwithstanding anything to the contrary in Section 5.1(a), the unaudited consolidated quarterly financial statements for the quarter ended March 31, 2021 (“Q1 10-Q”) shall be provided by the Company to each Stockholder by means of filing with the Securities and Exchange Commission (“SEC”) no later than September 30, 2021, and the Company will hold a quarterly

“earnings call” with all stockholders of the Corporation as promptly as reasonably practicable after the distribution of the Q1 10-Q. Additionally, the unaudited consolidated quarterly financial statements for the quarter ended June 30, 2021 (“Q2 10-Q”) shall be provided by the Company to each Stockholder by means of filing with the Securities and Exchange Commission (“SEC”) no later than October 31, 2021, and the Company will hold a quarterly “earnings call” with all stockholders of the Corporation as promptly as reasonably practicable after the distribution of the Q2 10-Q.

2.	MISCELLANEOUS PROVISIONS.

(a)    Ratification. Except as expressly modified or amended by this Amendment, all of the provisions of the Stockholders Agreement shall remain unmodified and in full force and effect.

(b)    Entire Agreement. This Amendment, the Stockholders Agreement, the other Organizational Documents, the Plan of Reorganization and any other documents expressly referred to herein, in the Stockholders Agreement or in the Plan of Reorganization embody the complete agreement and understanding among the Parties and supersede and preempt any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

(c)    Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(d)    Governing Law. This Amendment and any claim, controversy or dispute arising under or related to this Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

(e)    Delivery by Electronic Transmission. This Amendment and any signed agreement or instrument entered into in connection with this Amendment or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such Party forever waives any such defense.

(f)    Further Action. The Parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.

COMPANY:

Superior Energy Services, Inc.

By:	/s/ Michael Y. McGovern
Name:	Michael Y. McGovern
Title:	Chairman

GOLDENTREE STOCKHOLDERS:

[*redacted*]

MONARCH STOCKHOLDERS:

[*redacted*]

MADISON AVENUE PARTNERS, LP:

[*redacted*]

[Signature Page to Third Amendment to Stockholders Agreement]